Exhibit 10.2
MASTER TRUST AGREEMENT
for the Franklin Credit Trusts
among
FRANKLIN CREDIT MANAGEMENT CORPORATION
as a Depositor
and
TRIBECA LENDING CORP.
as a Depositor
and
DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Certificate Trustee
and
DEUTSCHE BANK TRUST COMPANY DELAWARE,
as Delaware Trustee
Dated as of December 15, 2008

i

Page
SECTION 4.4 Majority Control	18

ARTICLE V
CERTAIN DUTIES

SECTION 5.1 Reimbursement of Trustee Fees	19
SECTION 5.2 Reserved	19
SECTION 5.3 Reserved	19
SECTION 5.4 Federal Information Returns and Reports to Certificateholders; Trust Administration	19
SECTION 5.5 Administrators	19

ARTICLE VI
AUTHORITY AND DUTIES OF TRUSTEES

SECTION 6.1 General Authority	20
SECTION 6.2 General Duties	21
SECTION 6.3 Action Upon Instruction	21
SECTION 6.4 No Duties Except as Specified in this Master Trust Agreement or in Instructions	22
SECTION 6.5 No Action Except Under Specified Documents or Instructions	23
SECTION 6.6 Restrictions	23

ARTICLE VII
CONCERNING THE TRUSTEES

SECTION 7.1 Acceptance of Trusts and Duties	23
SECTION 7.2 Furnishing of Documents	25
SECTION 7.3 Representations and Warranties	25
SECTION 7.4 Reliance; Advice of Counsel	26
SECTION 7.5 Not Acting in Individual Capacity	27
SECTION 7.6 Trustee Not Liable for Trust Certificates or Assets	27
SECTION 7.7 Limitation of Liability	27
SECTION 7.8 Patriot Act	28

ARTICLE VIII
COMPENSATION OF TRUSTEES

SECTION 8.1 Fees and Expenses	28
SECTION 8.2 Indemnification	28
SECTION 8.3 Payments to the Trustees	29
SECTION 8.4 Lien on Trust Property	29

ARTICLE IX
TERMINATION OF MASTER TRUST AGREEMENT

SECTION 9.1 Termination of Master Trust Agreement	29

ii

Schedules

Schedule 1	–	Schedule of Lockbox Accounts
EXHIBIT

Exhibit A	–	FORM OF TRUST CERTIFICATE
Exhibit B	–	FORM OF CERTIFICATE OF TRUST
Exhibit C	–	FORM OF TRANSFEREE LETTER
Exhibit D	–	FORM OF ASSET TRANSFER NOTICE
Exhibit E	–	FORM OF RELEASE NOTICE

iii

MASTER TRUST AGREEMENT
FOR THE FRANKLIN CREDIT TRUSTS
          THIS MASTER TRUST AGREEMENT (the “Master Trust Agreement”), dated as of December 15, 2008, among, Franklin Credit Management Corporation (“Franklin”), a Delaware corporation, as a depositor, Tribeca Lending Corp. (“Tribeca”), a New York corporation, as a depositor (each of Franklin and Tribeca, a “Depositor” and collectively the “Depositors”), Deutsche Bank National Trust Company, a national banking association, as Certificate Trustee (not in its individual capacity but solely as Certificate Trustee, in such capacity, the “Certificate Trustee”) and Deutsche Bank Trust Company Delaware, a Delaware banking corporation, as Delaware Trustee (not in its individual capacity but solely as Delaware Trustee, in such capacity, the “Delaware Trustee” and, collectively with the Certificate Trustee, the “Trustees”).
WITNESSETH:
          Subject to the terms and conditions contained herein, it is the intention of the parties hereto that this Master Trust Agreement and the additional terms more fully described in the related Trust Certificates, shall constitute a statutory trust under the Statutory Trust Statute, that this Master Trust Agreement and each related Trust Certificate shall create one or more separate Trusts and shall constitute the governing instrument thereof.
          For each Trust, from time to time, a Depositor will transfer the related Assets to such Trust and shall cause such Transferred Assets to be conveyed to the Custodian to be held on behalf of the Trust.
          At the direction of each Depositor, Huntington (as defined below) or its designee will receive the Trust Certificates from the Certificate Trustee evidencing the entire beneficial ownership interest in each Trust, as security for those certain related guaranty agreements, each dated as of December 19, by such related Trust in favor of Huntington.
          In consideration of the mutual agreements and covenants herein contained, the Depositors and the Trustees hereby agree for the benefit of each of them, the Holders of the Trust Certificates and the Owners as follows:
ARTICLE I
DEFINITIONS
          SECTION 1.1 Capitalized Terms. For all purposes of this Master Trust Agreement, the following terms shall have the meanings set forth below:
          “Acquisition Date” shall mean each date on which a Depositor deposits Assets into a Trust pursuant to this Agreement. The Depositor shall provide the Certificate Trustee with two (2) Business Days prior written notice of an anticipated Acquisition Date (or such lesser notice as shall be acceptable to the Certificate Trustee).

          “Administrators” shall mean the Person(s) designated as such by the Depositors and acceptable to the Majority Certificateholders in their sole discretion by written notice to the Trustees, solely in each such Person’s capacity as Administrator of the Trust and not in such Person’s individual capacity, or such Administrator’s successor in interest in such capacity, or any successor appointed as herein provided.
          “Affiliate” shall mean, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” (together with the correlative meanings of “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the directors or managing general partners (or their equivalent) of such Person, or (b) to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.
          “Aggregate Majority Certificateholders” shall mean, as of any date of determination, with respect to all Trusts then established and in effect, the Holders of more than an aggregate 50% Percentage Interest of all of the related Trust Certificates for each Trust established and in effect.
          “Asset” shall mean Record Title of a Loan (as indicated in the related Asset Transfer Notice) to be transferred to a Trust pursuant to an Asset Transfer Notice in accordance herewith.
          “Asset Transfer Notice” shall mean, with respect to any Assets to be transferred to a Trust, the related notice in substantially the form attached as Exhibit D.
          “Beneficial Title” shall mean any right, title, interest, claim or share (other than Record Title) in a Loan.
          “Benefit Plan Investor” shall have the meaning assigned to such term in Section 3.10(b) hereof.
          “Business Day” shall mean a day other than a day on which banking institutions in California, New York or Delaware are authorized or permitted to be closed.
          “Certificate of Trust” shall mean a Certificate of Trust in the form of Exhibit B hereto to be filed for each Trust pursuant to Section 3810(a) of the Statutory Trust Statute.
          “Certificate Register” and “Certificate Registrar” shall mean the register mentioned and the registrar appointed pursuant to Section 3.4 hereof.
          “Certificateholder” or “Holder” shall mean a Person in whose name a Trust Certificate is registered in the Certificate Register.
          “Closing Date” shall mean for each Trust, the date on which the related Trust Certificates shall be executed and authenticated.

          “Code” shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.
          “Corporate Trust Office” shall mean, with respect to the Certificate Trustee, the principal corporate trust office of the Certificate Trustee, located at Deutsche Bank National Trust Company, 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Trust Administration – FM0801, telecopy number (714) 247-6478, telephone number (714) 247-6000; and with respect to Delaware Trustee, the principal trust office of Delaware Trustee located at Deutsche Bank Trust Company Delaware, 1011 Centre Road, Suite 200, Wilmington, Delaware 19805, Attention: Corporate Trust Administration, telecopy number (302) 636-3399, telephone number: (302) 636-3392; or at such other address as the respective Trustee may designate by notice to the Owners and the Depositors, or the principal corporate trust office of any successor Trustee (the address (which, in the case of Delaware Trustee, shall be in the State of Delaware) of which the successor Trustee will notify the Owners and the Depositors).
          “Custodial Agreement” shall mean any agreement between a Depositor (or its subsidiary or Affiliate) and a Custodian providing for the possession of documents evidencing the related Assets on behalf of the Trust. Notwithstanding any other provision of this Master Trust Agreement, the Trustees shall have no responsibility for the selection of the Custodian nor for its performance under the applicable Custodial Agreement.
          “Custodian” shall mean the document custodian under the applicable Custodial Agreement.
          “Depositor” shall have the meaning set forth in the preamble hereto.
          “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.
          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
          “Expenses” shall have the meaning assigned to such term in Section 8.2 hereof.
          “Forbearance Agreement” shall mean (i) that certain First Amended and Restated Forbearance Agreement and Amendment to Credit Agreements, dated as of December 19, 2008, by and among the borrowers listed on the signature pages thereto, Franklin, Franklin Credit Asset Corporation, Franklin Credit Holding Corporation and The Huntington National Bank (“Huntington”), as the same may be amended, restated, supplemented or otherwise modified from time to time and (ii) that certain First Amended and Restated Tribeca Forbearance Agreement and Amendment to Credit Agreements, dated as of December 19, 2008, by and among the borrowers listed on the signature pages thereto, Tribeca Lending Corp., Franklin, Franklin Credit Holding Corporation and Huntington, as the same may be amended, restated, supplemented or otherwise modified from time to time.
          “Indemnified Party” shall have the meaning assigned to such term in Section 8.2 hereof.

          “Loan” shall mean a residential or commercial mortgage loan or a mortgage-related receivable.
          “Loan Facility Document” shall mean any document relating to any loan facility entered into between Huntington or any of its Affiliates on the one hand and any Depositor or any of its respective Affiliates on the other hand relating to the Forbearance Agreement.
          “Majority Certificateholders” shall mean, with respect to any Trust, the Holders of more than an aggregate 50% Percentage Interest of the related Trust Certificates.
          “Master Trust Agreement” shall mean this Master Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.
          “Moody’s” shall mean Moody’s Investors Service, Inc., and any successor thereto.
          “Non-U.S. Person” shall mean a person other than a “U.S. Person.”
          “Organization” shall mean any corporation, partnership, joint venture or enterprise, limited liability corporation, unincorporated association, trust, estate, governmental entity or other entity or organization and shall include the successor (by merger or otherwise) of any entity or organization.
          “Owner” shall mean each Holder of a Trust Certificate.
          “Percentage Interest” with respect to each Trust Certificate, the percentage indicated on the face thereof.
          “Person” shall mean a natural person or an Organization.
          “Prospective Owner” shall have the meaning set forth in Section 3.10(a) hereof.
          “Record Date” shall mean the 15th calendar day of each month, or if such 15th day is not a Business Day, the immediately preceding Business Day.
          “Record Title” shall mean, with respect to a Loan, the instrument that is evidence of ownership shown (or to be shown) on the public record.
          “Related Trust Documents” shall mean, with respect to any Trust, collectively, this Master Trust Agreement, the related Trust Certificates and any related Custodial Agreement.
          “Secretary of State” shall mean the Secretary of State of the State of Delaware.
          “Securities Act” shall mean the Securities Act of 1933, as amended.
          “Security Agreement and Guaranty” shall mean those certain (i) security agreements and (ii) guaranties, each dated as of December 19, 2008, by and among Huntington and each Trust created pursuant to this Master Trust Agreement, as amended, restated supplemented or otherwise modified from time to time.
          “Servicer” shall mean the party that services or collects an Asset.
          “S&P” shall mean Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.
          “Statutory Trust Statute” shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq., as the same may be amended from time to time.
          “Transfer Date” shall mean, with respect to an Asset, the date on which it is transferred to a Trust, as specified in the related Trust Certificate.
          “Transferred Assets” shall mean, for each Trust, the Assets transferred to the Trust on the related Transfer Date and listed on Schedule 1 attached to each related Trust Certificate and the Depositor’s rights under the Related Trust Documents.
          “Treasury Regulations” shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.
          “Trust” shall mean one or more of the Delaware statutory trusts created by this Master Trust Agreement and the related Trust Certificates.
          “Trust Certificate” shall mean any trust certificate evidencing a beneficial ownership interest in the related Trust, signed by the Certificate Trustee in the name and on behalf of such Trust and authenticated by the Certificate Trustee, in substantially the form annexed hereto as Exhibit A, with the blanks therein appropriately completed.
          “Trustee” shall mean the Certificate Trustee or the Delaware Trustee (severally and not jointly), as the context may require, and any successor trustees hereunder.
          “Trust Estate” shall mean, with respect to any Trust and as of any date, the Transferred Assets contributed to and held by such Trust pursuant to the applicable Asset Transfer Notice(s) as of such date.
          “Trust Officer” shall mean, with respect to each Trustee, any managing director, director, associate, principal, vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer, authorized signer or any other officer of such Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, and other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.
          “Trustee Fees and Expenses” shall mean fees and expenses payable or reimbursable to each of the Trustees in their respective individual capacities, including, without limitation, fees payable by the Trust to the custodian under any Custodial Agreement (if applicable), and fees and expenses payable pursuant to Sections 8.1 and 8.2.
          “U.S. Person” shall mean a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in Treasury Regulations issued pursuant to the authority granted in Section 7701(a)(4) of the Code) or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. The term “United States” shall have the meaning set forth in Section 7701 of the Code.
          SECTION 1.2 Other Definitional Provisions.
          (a) All terms defined in this Master Trust Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.
          (b) As used in this Master Trust Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Master Trust Agreement or in any such certificate or other document, and accounting terms partly defined in this Master Trust Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Master Trust Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Master Trust Agreement or in any such certificate or other document shall control.
          (c) The words “hereof”, “herein”, “hereunder” and words of similar import when used in this Master Trust Agreement shall refer to this Master Trust Agreement as a whole and not to any particular provision of this Master Trust Agreement; Section and Exhibit references contained in this Master Trust Agreement are references to Sections and Exhibits in or to this Master Trust Agreement unless otherwise specified; and the term “including” and its variations shall be deemed to be followed by “without limitation”.
          (d) The definitions contained in this Master Trust Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.
          (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.
          (f) The words “Trustees” shall be deemed to include the words “and/or either of them” unless the context otherwise requires.

ARTICLE II
ORGANIZATION
          SECTION 2.1 Trust Business. Each Trust created hereunder in which Franklin is the Depositor shall be known as “[FRANKLIN CREDIT TRUST SERIES] [ROMAN NUMERIC IDENTIFIER]”. Each Trust created hereunder in which Tribeca is the Depositor shall be known as “[TRIBECA LENDING TRUST SERIES] [ROMAN NUMERIC IDENTIFIER]”. The Trustees (severally and not jointly) each shall have power and authority, and each is hereby authorized and empowered to, on behalf of each Trust, conduct the business of the Trust, make and execute contracts and other instruments, and sue and be sued, in each case, as provided in this Master Trust Agreement. The Administrators shall have only those ministerial duties set forth herein with respect to accomplishing the purposes of the Trust and are not intended to be trustees or fiduciaries with respect to the Trust or the Holders. The Trustees shall have the right, but shall not be obligated, to perform those duties assigned to the Administrators.
          SECTION 2.2 Office. The office of each Trust shall be in care of Delaware Trustee at its Corporate Trust Office or at such other address in Delaware as Delaware Trustee may designate by written notice to the Owners and the Depositors.
          SECTION 2.3 Purposes and Powers. The purpose of each Trust is and each Trust shall have power and authority, and is hereby authorized and empowered, without the need for further action on the part of such Trust,
          (a) in the name and on behalf of the Trust, to do or cause to be done all acts and things as may be necessary, appropriate, or convenient to cause the Trust, from time to time, to engage in the following activities:
               1. [reserved];
               2. to receive and hold the Trust Estate and any proceeds thereof (if any and to the extent received) and to hold and deliver to the Owners or their designees any portion (or all) of the Trust Estate and any proceeds thereof (if any and to the extent received) pursuant to and in accordance with the terms of this Master Trust Agreement;
               3. to engage in such other activities as may be required in connection with conservation of the Trust Estate;
               4. to issue the Trust Certificates in exchange for the related Assets pursuant to this Master Trust Agreement;
               5. to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Security Agreement and Guaranty and to hold and deliver to the Owners pursuant to the terms of this Master Trust Agreement any portion of the Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Security Agreement and Guaranty;

               6. to enter into, execute, deliver and perform the Trust’s obligations under the Related Trust Documents and Security Agreement and Guaranty to which it is a party; and
               7. to engage in those activities, including entering into, executing, delivering, and performing its obligations under the Related Trust Documents, the Security Agreement and Guaranty and such other agreements, documents and other writings that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.
          (b) in the name and on behalf of each Trust to do or cause to be done any act or thing contemplated by this Section 2.3(b), to do or cause to be done all acts and things determined by the Administrators to be necessary, appropriate, or convenient in exercising the authority, express or implied, otherwise granted to the Trustees or the Administrators, as the case may be, under this Master Trust Agreement, and to perform all acts in furtherance thereof, including the following:
               1. to sell or dispose of the related Trust Estate in whole or in part at the written direction of the related Majority Certificateholders; and
               2. to engage, solely at the written direction of the Majority Certificateholders, in those activities, including entering into, executing, delivering, and performing its obligations under, agreements, documents and other writings that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.
          (c) each Trust is hereby authorized to engage in the activities specified in Section 2.3(a) and Section 2.3(b) hereof. No Trust shall engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Master Trust Agreement or the other Related Trust Documents. The Administrators shall have the power and authority to direct the Trustees to perform any act authorized in this Section 2.3. The Trustees shall have no obligation to monitor any activities of the Depositors.
          SECTION 2.4 Appointment of Trustees; Authority. Each Depositor hereby appoints the Trustees as trustees of each Trust effective as of the related Closing Date for each Trust, to have all the rights, powers, authority, authorization and duties set forth herein.
          SECTION 2.5 Transfer of Transferred Assets to Trust Estate. A Depositor may, from time to time, following the initial Acquisition Date for such Trust, deposit, cause to be deposited or otherwise convey Assets to the Trust pursuant to an Asset Transfer Notice. Prior to the initial Acquisition Date for each Trust, a Depositor shall instruct (a) the Delaware Trustee to prepare each Certificate of Trust and (b) the Trustees in writing to (i) execute each Certificate of Trust, (ii) file such Certificate of Trust for such Trust and (iii) provide the related Depositor with a filed stamped copy of such Certificate of Trust along with a good standing certificate issued by the Delaware Secretary of State’s Office. On each Acquisition Date, the Depositor hereby grants, transfers, conveys and assigns to the Trust (i) the Assets set forth on the related Asset Transfer Notice free and clear of all liens other than liens in favor of

Huntington in existence on such Acquisition Date and (ii) all of its rights under the related Custodial Agreement with respect to the Assets. At least two (2) Business Days prior to each such Acquisition Date (or such shorter period of time as shall be acceptable to the Certificate Trustee), the related Depositor shall deliver an Asset Transfer Notice to the Certificate Trustee (with a copy to the Holders) identifying such Assets to be transferred to the Trust, and such other information as may be required for the proper administration of the Trust by the Certificate Trustee. The Certificate Trustee may conclusively rely on the related Asset Transfer Notice and shall have no duty to verify or independently determine the accuracy of the information received by it with respect to the Transferred Assets and their proceeds. The Certificate Trustee shall maintain a record of the Assets in accordance with its usual and customary procedures. Such transfer of Transferred Assets will be effected by delivery by or on behalf of the related Depositor of the documents evidencing the Transferred Assets to the Custodian on behalf of the Trust. The related Depositor shall pay reasonable organizational expenses of the Trust as they may arise or shall, upon the request of a Trustee, promptly reimburse such Trustee in its individual capacity for any such expenses paid by such Trustee in its individual capacity.
          SECTION 2.6 Release of Transferred Assets from Trust Estate. With respect to any Trust, 100% of the Holders of such Trust may, at any time, request the release of certain (or all) Transferred Assets from such Trust to each of the related Owners’ designee as identified in a writing substantially in the form of Exhibit E hereto (the “Release Notice”), by providing the Certificate Trustee and the Custodian with such Release Notice. Upon receipt of such Release Notice, the Custodian on behalf of the Certificate Trustee shall release the requested Transferred Assets from the Trust as set forth in the related Release Notice.
          SECTION 2.7 Declaration of Trust. The Certificate Trustee hereby declares that it will hold the Trust Estate for each Trust in trust upon and subject to the conditions set forth herein for the use and benefit of the related Owners; provided, however, that it is understood and agreed that the Custodian shall take physical possession of the Assets for each Trust on behalf of the Certificate Trustee for the benefit of the related Owners. It is the intention of the parties hereto that each Trust constitute a statutory trust under the Statutory Trust Statute and that an executed counterpart of this Master Trust Agreement, together with executed Trust Certificates, shall constitute the governing instrument of such statutory trust. Effective as of the date hereof, each Trustee shall have all rights, powers and authority set forth herein and, to the extent not inconsistent herewith, in the Statutory Trust Statute with respect to accomplishing the purposes of each Trust.
          SECTION 2.8 Title to Trust Property.
          (a) Title to the Trust Estate with respect to a Trust shall be vested at all times in such Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of such Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Certificate Trustee and/or a separate trustee, as the case may be.
          (b) The Owners of any Trust, in their capacity as such, shall not have title to any part of any Trust Estate. No transfer by operation of law or otherwise of any interest of the Owners shall operate to terminate this Master Trust Agreement or the Trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of any Trust Estate.

          (c) Each of the Depositor and the Administrators shall take all commercially reasonable steps to ensure that legal title to the Trust Estate shall not be vested in the name of a Trustee unless such recordation is required by applicable law and/or the related county recorder or otherwise agreed to by the related Trustee.
          SECTION 2.9 Situs of Trust. Each Trust will be located in the State of Delaware. No Trust shall have any employees; provided, however, that nothing herein shall restrict or prohibit the Trustees from having employees within or without the State of Delaware. Payments will be received by each Trust only in Delaware or New York. The principal office of each Trust will be at Delaware Trustee’s Corporate Trust Office in Delaware. Each Trust will also have an office at the Corporate Trust Office of the Certificate Trustee.
          SECTION 2.10 Representations and Warranties of the Depositors.
Each Depositor hereby represents and warrants to the Trustees and the Owners that:
          (a) The Depositor has the power and authority to execute and deliver this Master Trust Agreement and each other Related Trust Document to which it is a party and to carry out its respective terms; each Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and such Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Master Trust Agreement and each other Related Trust Document to which it is a party have been duly authorized by such Depositor by all necessary action of a corporation.
          (b) No Asset in any Trust is (a)(1) subject to the provisions of the Homeownership and Equity Protection Act of 1994 as amended (“HOEPA”) or (2) has an annual percentage rate (“APR”) or total points and fees that are equal to or exceeds the HOEPA thresholds (as defined in 12 CFR 226.32 (a)(1)(i) and (ii)), (b) a “high cost” mortgage loan, “covered” mortgage loan, “high risk home” mortgage loan, or “predatory” mortgage loan or any other comparable term, no matter how defined under any federal, state or local law, (c) subject to any comparable federal, state or local statutes or regulations, or any other statute or regulation providing for assignee liability to holders of such mortgage loans, or (d) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary Revised, Appendix E).
          (c) The Assets that the Depositor will grant, transfer, convey and assign to the Trust are free and clear of all liens other than liens in favor of Huntington in existence on the related Acquisition Date.
          SECTION 2.11 The Delaware Trustee. For each Trust,
          (a) Deutsche Bank Trust Company Delaware (the “Delaware Trustee”) is appointed to serve as the trustee of the Trust in the State of Delaware for the sole purpose of satisfying the requirement of Section 3807(a) of the Statutory Trust Statute that the Trust have at least one trustee with a principal place of business in the State of Delaware. It is understood and agreed by the parties hereto that the Delaware Trustee shall have none of the duties or liabilities of the Certificate Trustee.

          (b) Notwithstanding any other provision of this Master Trust Agreement or any other Related Trust Documents, the duties of the Delaware Trustee shall be limited to (i) executing the Certificate of Trust (and filing the Certificate of Trust requested pursuant to Section 2.5) and any other document or instrument requiring the Delaware Trustee’s signature as required under this Master Trust Agreement, (ii) accepting legal process served on the Trust in the State of Delaware and (iii) executing certificates required to be filed with the Delaware Secretary of State which the Delaware Trustee is required to execute under Section 3811 of the Statutory Trust Statute. The Delaware Trustee shall have no liability for the acts or omissions of the Certificate Trustee. The Delaware Trustee shall be entitled to all of the same rights, protections indemnities and immunities under this Master Trust Agreement and with respect to the Trust as the Certificate Trustee. No amendment or waiver of any provision of this Master Trust Agreement which adversely affects the Delaware Trustee shall be effective against it without its prior written consent.
          SECTION 2.12 Creation of Trusts. A Depositor shall provide written direction to the Trustees in accordance with Section 2.5 for the creation of a Trust (which direction shall include the name of such Trust to be formed and that such Trust shall be governed by the Master Trust Agreement). The Trustees may rely conclusively on any direction, consent, notice or other writing furnished to it by any of the respective Depositors that is not inconsistent with the terms of this Master Trust Agreement. Each of the Depositors agree to not provide any direction, consent, notice or other writing which is inconsistent with the terms and provisions of this Master Trust Agreement. In addition, any such written instructions provided to the Trustees by a Depositor in accordance with this Agreement shall be deemed to be provided by the appropriate Depositor.
          SECTION 2.13 Liability of Owners. The Owners shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware.
ARTICLE III
TRUST CERTIFICATES AND TRANSFER OF INTERESTS
          SECTION 3.1 Initial Ownership. Upon the formation of a Trust and until the issuance of the related Trust Certificates, the related Depositor shall be the beneficial owner of such Trust. The Owners of each Trust shall have recourse only to the Transferred Assets for such Trust. Separate and distinct records shall be maintained by each Trust and the assets of each Trust shall be accounted for in such separate and distinct records by the Trust separately from the assets of any other Trust created hereunder.
          SECTION 3.2 The Trust Certificates. The Trust Certificates shall not be issued with a principal amount. The Trust Certificates shall be executed on behalf of each Trust by manual or facsimile signature of a Trust Officer of the Certificate Trustee. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the related Trust, shall be valid and binding obligations of such Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates.
          A transferee of a Trust Certificate shall become an Owner, and shall be entitled to the rights and subject to the obligations of an Owner hereunder, and shall be bound by this Master Trust Agreement and such Trust Certificate upon such transferee’s acceptance of such Trust Certificate duly registered in such transferee’s name pursuant to Section 3.4 hereof.
          SECTION 3.3 Execution, Authentication and Delivery of Trust Certificates. On the Closing Date for each Trust, the Trust shall issue Trust Certificates representing in the aggregate 100% of the Percentage Interests of such Trust which shall be executed by the Certificate Trustee on behalf of the Trust, authenticated by the Certificate Trustee in accordance with this Master Trust Agreement, and delivered to or upon the written order of the related Depositor, in authorized denominations of five percent (5%) or greater of the Percentage Interests of the related Trust. No Trust Certificate shall entitle its Holder to any benefit under this Master Trust Agreement, or shall be valid for any purpose, unless there shall appear on such Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit A hereto, executed by the Certificate Trustee by manual signature; such authentication shall constitute conclusive evidence that such Trust Certificate shall have been duly and validly authorized, issued, authenticated and delivered hereunder. All Trust Certificates shall be dated the date of their authentication and shall be issued in definitive, fully registered form.
          SECTION 3.4 Registration of Transfer and Exchange of Trust Certificates. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.8 hereof, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Trust Certificates and of transfers and exchanges of Trust Certificates as herein provided. No transfer of any Trust Certificate shall be valid, and no transfer of any Trust Certificate shall be recognized by the Certificate Registrar, unless and until such Trust Certificate has been surrendered to the office designated by the Certificate Registrar, and (i) a new Trust Certificate has been issued to the transferee or (ii) such transfer has been recorded in the Certificate Register. The Certificate Trustee is hereby appointed the initial Certificate Registrar, and the Certificate Trustee hereby accepts such appointment.
          Upon surrender for registration of transfer of any Trust Certificate at the office or agency maintained pursuant to Section 3.8 hereof, the Certificate Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Trust Certificates with the same aggregate Percentage Interest, dated the date of authentication by the Certificate Trustee or any authenticating agent.
          Every Trust Certificate presented or surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Certificate Trustee and the Certificate Registrar duly executed by the Holder or his attorney duly authorized in writing. In addition, each Trust Certificate presented or surrendered for registration of transfer must be accompanied by (i) a letter from the Prospective Owner certifying as to the representations set forth in Sections 3.10(a) and (ii) a letter as required by Section 3.10(b) hereof. Each Trust Certificate surrendered for registration of transfer or exchange shall be canceled and disposed of by the Certificate Registrar in accordance with its customary practice. Notwithstanding anything contained herein or elsewhere to the contrary: each of the Certificate Trustee, the Delaware Trustee and the Certificate Registrar shall not be personally responsible, or have any personal liability, for ascertaining whether any transfer complies with securities or “blue sky” laws, ERISA, or the Investment Company Act; and in determining whether the conditions set forth in this Article III have been satisfied with respect to a transfer of a Trust Certificate, each of the Certificate Trustee, the Delaware Trustee and the Certificate Registrar shall be entitled to conclusively rely on the certifications contained in the letters referenced in clauses (i) and (ii) of this paragraph, and shall have no personal obligation to investigate the truth and correctness thereof.
          A Holder may pledge all of its interest in a Trust Certificate without the consent of the Depositors or the Trustees or delivery of the items specified in clauses (i) and (ii) of the immediately preceding paragraph; provided, however, that such Holder shall deliver the items specified in clauses (i) and (ii) of the immediately preceding paragraph if the related pledgee forecloses on such Trust Certificate.
          No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Certificate Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.
          The Certificate Registrar shall not make any transfer or re-registration of the Trust Certificates if, after such transfer or re-registration, there would be more than five Certificateholders with respect to each Trust.
          SECTION 3.5 Mutilated, Destroyed, Lost or Stolen Trust Certificates. If (a) any mutilated Trust Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate and (b) there shall be delivered to the Certificate Registrar and the Trustees (in their respective individual capacities) such security or indemnity as may be required by them to defend and save each of them harmless, then in the absence of notice that such Trust Certificate shall have been acquired by a protected purchaser, the Certificate Trustee on behalf of the Trust shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor and denomination. In connection with the issuance of any new Trust Certificate under this Section, the Certificate Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.
          SECTION 3.6 Persons Deemed Owners. Prior to due presentation of a Trust Certificate for registration of transfer or exchange, each of the Trustees and the Certificate Registrar may treat the Person in whose name any Trust Certificate shall be registered in the Certificate Register as the owner of such Trust Certificate for all purposes whatsoever contained hereunder, and none of the Trustees or the Certificate Registrar shall be bound by any notice to the contrary.
          SECTION 3.7 Access to List of Owners’ Names and Addresses. With respect to each Trust, the Certificate Registrar shall furnish or cause to be furnished to the related Majority Certificateholders, within five (5) Business Days after receipt by Certificate Registrar of a request therefor from the related Majority Certificateholders in writing, a list, in such form as the related Majority Certificateholders may reasonably require, of the names and addresses of the Holders as of the most recent Record Date of such Trust. If a Certificateholder applies in writing to the Certificate Registrar, and such application states the applicant’s desire to communicate with other Certificateholders of such Trust with respect to their rights under this Master Trust Agreement or under the Trust Certificates and such application is accompanied by a copy of the communication that such applicant proposes to transmit, then the Certificate Registrar shall, within five (5) Business Days after the receipt of such application, afford such applicant access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold any Depositor, the Certificate Registrar or either Trustee personally accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.
          SECTION 3.8 Maintenance of Office or Agency. The Certificate Trustee shall maintain an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Trustee in respect of the Trust Certificates and the Related Trust Documents may be served. The Certificate Trustee initially designates Deutsche Bank National Trust Company c/o DB Services Tennessee, located at 648 Grassmere Park Road, Nashville, Tennessee 37211-3658 as its principal corporate trust office for such purposes. The Certificate Trustee shall give prompt written notice to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.
          SECTION 3.9 [Reserved]
           SECTION 3.10 Restrictions on Transfer of Trust Certificates.
          (a) Each prospective purchaser and any subsequent transferee of a Trust Certificate other than a Depositor or Huntington (or their respective subsidiary or Affiliate as identified to the Certificate Trustee in writing) (each, a “Prospective Owner”), shall deliver to the Certificate Registrar a transferee letter substantially in the form of Exhibit C hereto, in which it shall, among other things, represent and warrant, in writing, to the Trustees and the Certificate Registrar and any of their respective successors that:
               1. Such Person is (A) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act, and is aware that the seller of the Trust Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Trust Certificate for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act or (B) an institutional “accredited investor” within the meaning of subparagraph (a)(1),

(2), (3) or (7) of Rule 501 under the Securities Act (an “Institutional Accredited Investor”) that is acquiring such Trust Certificates for its own account, or for the account of such an Institutional Accredited Investor, for investment purposes and not with a view to, or for offer or sale in connection with any distribution in violation of the Securities Act.
               2. Such Person understands that the Trust Certificates have not been and will not be registered under the Securities Act and may be offered, sold or otherwise transferred only to a person whom the seller reasonably believes is (A) a qualified institutional buyer or (B) an Institutional Accredited Investor, and in accordance with any applicable securities laws of any state of the United States.
               3. Such Person understands that the Trust Certificates bear a legend to the following effect:
“THE INTEREST IN THE TRUST REPRESENTED BY THIS TRUST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THIS TRUST CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER HEREOF ONLY TO (I) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) AN INSTITUTIONAL “ACCREDITED INVESTOR”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”
               4. Such Person shall comply with the provisions of Section 3.10(b) hereof, as applicable, relating to the ERISA restrictions with respect to the acceptance or acquisition of such Trust Certificate.
          (b) Each Prospective Owner, other than a Depositor or Huntington (or their respective subsidiary or Affiliate as identified to the Certificate Trustee in writing), shall represent and warrant, in writing, to the Trustees and the Certificate Registrar and any of their respective successors that the Prospective Owner is not (A) an “employee benefit plan” within the meaning of Section 3(3) of ERISA, or (B) a “plan” within the meaning of Section 4975(e)(1) of the Code or (C) an entity, including an insurance company separate account or general account, whose underlying assets include plan assets by reason of a plan’s investment in the entity (each, a “Benefit Plan Investor”) and is not directly or indirectly purchasing such Trust Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with the assets of a Benefit Plan Investor.
          (c) The Trust Certificates may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity (each, a “Benefit Plan”). By accepting and holding a Trust Certificate, the Holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.
ARTICLE IV
ACTIONS BY TRUSTEES
          SECTION 4.1 Prior Notice to Majority Certificateholders with Respect to Certain Matters; Covenants.
          (a) With respect to each Trust and with respect to the following matters, the Trust shall not take any action, and the related Majority Certificateholders shall not direct the Trustees to take any action, unless at least ten (10) calendar days before the taking of such action, the Trustees shall have notified the related Certificateholders in writing of the proposed action and, prior to the 10th day after such notice is given, the related Majority Certificateholders shall not have notified the Trustees in writing that such Majority Certificateholders have withheld consent or such Majority Certificateholders have provided alternative direction:
1.	the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Assets) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Assets including third party lawsuits by the mortgagors);

2.	the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

3.	subject to Section 11.1, the amendment or other change to any Related Trust Document;

4.	the appointment pursuant to this Master Trust Agreement of a successor Certificate Registrar, or the consent to the assignment by the Certificate Registrar of its obligations under this Master Trust Agreement;

5.	the consent to the calling or waiver of any default of any Related Trust Document;

6.	[Reserved];

7.	except as provided in Article IX hereof, the dissolution, termination or liquidation of the Trust in whole or in part;

8.	the performance of any act that conflicts with the Security Agreement and Guaranty or any other Related Trust Document;

9.	the performance of any act which would make it impossible to carry on the ordinary business of the Trust;

10.	confession of a judgment against the Trust;

11.	the possession of Trust assets, or assignment of the Trust’s right to property, for other than a Trust purpose; or

12.	change the Trust’s purpose and powers from those set forth in this Master Trust Agreement.
          (b) Each Trust agrees to abide by the following restrictions, except as otherwise contemplated by the Security Agreement and Guaranty:
1.	the Trust shall not incur any indebtedness;

2.	the Trust shall not engage in any dissolution, liquidation, consolidation, merger or sale of assets; and

3.	the Trust shall not form, or cause to be formed, any subsidiaries and shall not own or acquire any asset other than the related Transferred Assets.
          (c) Each Trust shall, except as otherwise contemplated by (i) the Related Trust Documents and related documentation and (ii) the Security Agreement and Guaranty:
1.	maintain books and records separate from any other person or entity;

2.	maintain its bank accounts separate from any other person or entity;

3.	not commingle its assets with those of any other person or entity;

4.	conduct its own business in its own name;

5.	pay its own liabilities and expenses only out of its own funds;

6.	observe all formalities required under the Statutory Trust Statute;

7.	not guarantee or become obligated for the debts of any other entity or person;

8.	not hold out its credit as being available to satisfy the obligation of any other person or entity;

9.	not acquire the obligations or securities of its Affiliates or either Depositor;

10.	not make loans to any other person or entity or buy or hold evidence of indebtedness issued by any other person or entity;

11.	not pledge its assets for the benefit of any other person or entity;

12.	hold itself out as a separate entity from the Depositors and not conduct any business in the name of either Depositor;

13.	correct any known misunderstanding regarding its separate identity; and

14.	not identify itself as a division of any other person or entity.
          With respect to each Trust, the Trustees shall not have the power, except upon the written direction of the related Majority Certificateholders, and to the extent otherwise consistent with the Related Trust Documents, to (i) institute proceedings to have the Trust declared or adjudicated as bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iii) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (v) make any assignment for the benefit of the Trust’s creditors, (vi) cause the Trust to admit in writing its inability to pay its debts generally as they become due or (vii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a “Bankruptcy Action”).
          SECTION 4.2 Reserved.
          SECTION 4.3 Restrictions on Owners’ Power. With respect to each Trust, the Owners shall not direct the Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Trustees, including their individual capacities, under this Master Trust Agreement or any of the other Related Trust Documents or would be contrary to Section 2.3 hereof nor shall the Trustees be obligated to follow any such direction, if given.
          SECTION 4.4 Majority Control. Except as expressly provided herein, any action that may be taken by the Owners under this Master Trust Agreement, with respect to any Trust, may be taken by the related Majority Certificateholders. Except as expressly provided herein, any written notice of the Owners delivered pursuant to this Master Trust Agreement, with respect to any Trust, shall be effective if signed by the related Majority Certificateholders at the time of the delivery of such notice.
ARTICLE V
CERTAIN DUTIES
          SECTION 5.1 Reimbursement of Trustee Fees.
          If monies are owed to either of the Trustees, the applicable Depositor shall pay the Certificate Trustee for distribution to the appropriate entity, all amounts which are due and owing within ten (10) calendar days of presentation of an invoice therefor. Further, if the applicable Depositor does not pay the Certificate Trustee all such amounts (including pursuant to Sections 8.1 and 8.2 hereof), the Certificate Trustee shall be entitled to seek and obtain payment of such unpaid amounts from the related Assets (or proceeds thereof) held by the Owner.
          SECTION 5.2 Reserved
          SECTION 5.3 Reserved
          SECTION 5.4 Federal Information Returns and Reports to Certificateholders; Trust Administration.
          The Trustee of each Trust covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust for federal income tax purposes as either a disregarded entity (if the Trust has a single owner for federal income tax purposes) or a partnership (if the Trust has more than one owner for federal income tax purposes) and not as an association taxable as a corporation, a publicly traded partnership, or a taxable mortgage pool, and to prevent the imposition of any federal, state or local income or other tax on the Trust. The Trustees shall not be responsible for the preparation, signature or filing of any income tax filing to be made by or on behalf of any Trust; provided however, that if the Trust is a partnership for federal income tax purposes, the Certificate Trustee shall be required to prepare and file partnership tax returns in respect of such partnership so long as it receives additional reasonable compensation (not to exceed $10,000 per year) for the preparation of such filings, written notification from an Owner recognizing the creation of a partnership agreement or comparable documentation evidencing the partnership, if any. By acceptance of a Trust Certificate, each Owner agrees to reasonably cooperate with the Certificate Trustee, to provide all information reasonably requested by the Certificate Trustee (solely to the extent that the Certificate Trustee does not possess such information) no later than thirty (30) Business Days after its request, and to provide all information required by applicable law (solely to the extent that the Certificate Trustee does not possess such information) so as to enable the Certificate Trustee to prepare and file such returns on a timely basis. The Certificate Trustee shall have no liability to any Certificateholder or to any other Person for the failure by an Owner to comply with this provision.
          SECTION 5.5 Administrators. Each Administrator shall be a U.S. Person. Each of the Certificate Trustee and the Delaware Trustee shall be entitled to treat, and shall be fully protected in treating, as an Administrator any Person identified to it as an

Administrator in any written notice provided to it as contemplated in the definition of “Administrators” herein and, without limiting the generality of the foregoing, shall have no duty or obligation to determine whether any Administrator is a U.S. Person. For each Trust, there shall at all times be at least one Administrator. Except where a requirement for action by a specific number of Administrators is expressly set forth in this Master Trust Agreement and except with respect to any action the taking of which is the subject of a meeting of the Administrators, any action required or permitted to be taken by the Administrators may be taken by, and any power of the Administrators may be exercised by, or with the consent of, any one such Administrator acting alone. Each Administrator shall have the power and authority on behalf of the related Trust to interpret and apply the provisions set forth in Article V regarding allocations and distributions to resolve any ambiguities that may result from such application and to provide the Trustees and the Owners with clarification of any provision as may be necessary or appropriate.
          With respect to any Trust, notwithstanding anything in any Related Trust Document to the contrary, in no event shall either of the Trustees be liable for the acts or omissions of any Administrator and neither of the Trustees shall have any obligation to: (i) perform the functions or duties of the Administrator, (ii) monitor the performance of any Administrator or (iii) appoint any Administrator in the event the related Depositor fails to do so.
          Franklin is hereby appointed the Administrator of each Trust, and Franklin hereby accepts such appointment. Franklin shall not be removed as Administrator of any Trust unless the Certificate Trustee shall have received prior written notice from the Owner. Upon receipt of any such notice from the Owner, the Administrator shall be removed effective as of the date specified in said notice and the Trustees shall cease taking direction from the Administrator and shall take direction only from the Owner.
ARTICLE VI
AUTHORITY AND DUTIES OF TRUSTEES
          SECTION 6.1 General Authority. The Certificate Trustee shall have the power and authority, and is hereby authorized, empowered and directed, in the name and on behalf of each Trust, from time to time, to execute and deliver or cause to be executed and delivered the related Certificate of Trust, the related Trust Certificates and the related Security Agreement and Guaranty to which the Trust is a party and each certificate or other document attached as an exhibit to or contemplated by each such document to which the Trust is a party and any amendment thereto or other agreement or instrument contemplated by this Master Trust Agreement, the Security Agreement and Guaranty and any amendment thereto or other agreement or instrument contemplated thereby, in each case, in such form as the Depositors and the Holders shall approve, provide, and direct the Certificate Trustee in writing to sign. The Certificate Trustee shall have power and authority and is hereby authorized and empowered, from time to time, to authenticate and deliver, or cause to be authenticated and delivered, the Trust Certificates. In addition to the foregoing, the Certificate Trustee shall have power and authority, and is hereby authorized and empowered, but shall in no event be obligated, from time to time to take any actions required of any Trust pursuant to the Related Trust Documents or the related Security Agreement and Guaranty.

          SECTION 6.2 General Duties.
          (a) For each Trust, it shall be the duty of each Trustee to discharge (or cause to be discharged) all of the responsibilities expressly required to be performed by it as set forth in this Master Trust Agreement, the Security Agreement and Guaranty and the other Related Trust Documents to which the Trust is a party, in the interest of the Owners and in accordance with the provisions of this Master Trust Agreement. Notwithstanding the foregoing, (i) it is understood and agreed that all obligations, duties and responsibilities of the Trust under all Related Trust Documents (the “Additional Trust Duties”), other than those specifically undertaken by the Certificate Trustee in this Master Trust Agreement and the Security Agreement and Guaranty, shall be effected and undertaken, and are hereby delegated to, the Depositors, the Servicer and the Administrators; (ii) neither of the Trustees shall be liable for the acts or omissions of the Depositors, the Holders, the Servicer or the Administrators in executing the Additional Trust Duties pursuant to (i) above, nor shall either of the Trustees have any obligation to monitor the performance of or execute the Additional Trust Duties if the Depositors, the Servicer or the Administrators fail to do so; and (iii) the Delaware Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Related Trust Documents and the Security Agreement and Guaranty to the extent that the Certificate Trustee has agreed in this Master Trust Agreement and/or any other Related Trust Document and/or the Security Agreement and Guaranty to perform any act or to discharge any duty of Delaware Trustee on behalf of any Trust hereunder or under any Related Trust Document, and Delaware Trustee shall not be held personally liable for the default or failure of the Certificate Trustee to carry out its obligations under this Master Trust Agreement, the Security Agreement and Guaranty or the other Related Trust Documents, as applicable.
          (b) In no event shall either of the Trustees or any agent of the Trustees be obligated or responsible for making any distributions to Owners or holding funds of any kind (except as expressly provided in Section 6.2(c)) or for preparing, executing, filing or delivering in respect of any Trust or on behalf of another person, either (A) any report or filing required or permitted by the SEC to be prepared, executed, filed or delivered by or in respect of any Trust or another person, or (B) any certification in respect of any such report or filing.
          (c) In the event that the Trust shall receive any funds related to the Assets (except in payment for fees, expenses and/or indemnities of the Trustees), to the extent such funds were received by the Trust through a wire transfer the Certificate Trustee shall wire the amount of such funds to the related account listed on Schedule 1 attached hereto or to the extent the Trust received a check, forward any check received by the Trust representing such funds directly to the related lockbox account listed on Schedule 1 attached hereto. The Owner shall provide the Certificate Trustee with any updates to the information contained on Schedule 1 from time to time.
          SECTION 6.3 Action Upon Instruction.
          (a) With respect to each Trust, subject to Article IV hereof and in accordance with the terms of the Related Trust Documents, the related Majority Certificateholders may, by written instruction, direct either or both of the Trustees, as applicable, in the management of such Trust but only to the extent consistent with such Trustee’s duties hereunder and the limited purpose of such Trust. Such direction may be exercised at any time by written instruction of the Majority Certificateholders pursuant to Article IV hereof, and each Trustee shall have no liability to any Person for acting in accordance with such directions.
          (b) A Trustee shall not be required to take any action hereunder or under any Related Trust Document if such Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in personal liability on the part of such Trustee or is contrary to the terms hereof or of any Related Trust Document or is otherwise contrary to law.
          (c) Whenever a Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Master Trust Agreement or under any other Related Trust Document, such Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the related Majority Certificateholders of the applicable Trust requesting instruction from such Owners as to the course of action to be adopted, and to the extent that such Trustee acts or refrains from acting in good faith in accordance with any written instruction of such Owners, such Trustee shall not be personally liable on account of such action or inaction to any Person. If such Trustee shall not have received appropriate instruction within 10 days of receipt of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Master Trust Agreement or the other Related Trust Documents, as it shall deem to be in the best interests of the Owners, and shall have no personal liability to any Person for such action or inaction.
          (d) In the event that a Trustee is unsure as to the application of any provision of this Master Trust Agreement, the Security Agreement and Guaranty or any other Related Trust Document or any such provision is ambiguous as to its application, or may be, in conflict with any other applicable provision, or in the event that this Master Trust Agreement permits any determination by a Trustee or is silent or is incomplete as to the course of action that a Trustee is required or permitted to take with respect to a particular set of facts, such Trustee may give notice (in such form as shall be appropriate under the circumstances) to the related Majority Certificateholders of the applicable Trust requesting instruction and, to the extent that such Trustee acts or refrains from acting in good faith in accordance with any such instruction received, such Trustee shall not be personally liable, on account of such action or inaction, to any Person. If such Trustee shall not have received appropriate instruction within 10 days of receipt of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Master Trust Agreement or the other Related Trust Documents, as it shall deem to be in the best interests of the Owners, and shall have no personal liability to any Person for such action or inaction.
          SECTION 6.4 No Duties Except as Specified in this Master Trust Agreement or in Instructions. Neither Trustee shall have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with any Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which any Trust is a party, except as expressly required to be performed by such Trustee as set forth in this Master Trust Agreement, and no implied duties or obligations shall be read into this Master Trust Agreement or any other Related Trust Document against either Trustee. Neither Trustee shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it or any Trust hereunder or under any other agreement or to prepare or file any Securities and Exchange Commission or other filing for a Trust (other than the obligation of the Delaware Trustee to file the Certificate of Trust as requested pursuant to Section 2.5) or to record this Master Trust Agreement or any other Related Trust Document. Each Trustee in its individual capacity nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of a Trust Estate that result from intentional actions by the applicable Trustee that are not related to the ownership or the administration of the Trust Estate or either of the Certificate Trustee or the Delaware Trustee, respectively, serving as Trustee.
          SECTION 6.5 No Action Except Under Specified Documents or Instructions. Neither Trustee shall manage, control, use, sell, dispose of or otherwise deal with any part of a Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon such Trustee pursuant to this Master Trust Agreement, (ii) in accordance with the other Related Trust Documents and (iii) in accordance with any document or instruction delivered to such Trustee by (a) the Depositors, (b) the Administrators, (c) Aggregate Majority Certificateholders or (d) pursuant to Section 6.3 hereof, in each case in accordance with the terms of this Master Trust Agreement.
          SECTION 6.6 Restrictions. Neither Trustee shall take any action (a) that is inconsistent with the purposes of a Trust set forth in Section 2.3 hereof or (b) that, to such Trustee’s actual knowledge, would result in a Trust becoming taxable as a corporation unless the Trustee is provided with a direction letter by the Depositor and Administrator, and such letter has been acknowledged and agreed to by the Owner. None of the Owners, the Depositors, the Servicer or any Administrator shall direct either Trustee to take action that would violate the provisions of this Section.
ARTICLE VII
CONCERNING THE TRUSTEES
          SECTION 7.1 Acceptance of Trusts and Duties. Each of the Trustees accepts the trusts hereby created and agrees to perform only such duties hereunder with respect to such trusts but only as are expressly required to be performed by such Trustee as set forth in this Master Trust Agreement, the Security Agreement and Guaranty and the other Related Trust Documents to which a Trust is a party. The Certificate Trustee also agrees to disburse all moneys actually received by it constituting part of a Trust Estate upon the terms of this Master Trust Agreement. Each Trustee shall not be personally answerable or accountable hereunder or under any Related Trust Document or the Security Agreement and Guaranty under any circumstances, except to the related Owners and the related Trust (i) for its own willful misconduct, bad faith or gross negligence; (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 hereof expressly made by the applicable Trustee; (iii) for liabilities arising from the failure of the applicable Trustee to perform obligations expressly undertaken by it in the last sentence of Section 6.4 hereof; or (iv) for taxes, fees or other charges on, based on or measured by, any income or gains received by the applicable Trustee with respect to its own corporate tax filings. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):
          (a) neither Trustee shall be personally liable for any error of judgment made in good faith by such Trustee;
          (b) neither Trustee shall be personally liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Owners, the Servicer, the Depositors or any Administrator;
          (c) no provision of this Master Trust Agreement, the Security Agreement and Guaranty or any other Related Trust Document shall require either Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its respective rights, duties, or powers hereunder or under the Security Agreement and Guaranty or any Related Trust Document if such Trustee shall have reasonable grounds for believing that repayment of such funds or indemnity reasonably satisfactory to it against such risk or personal liability is not reasonably assured or provided to it (as such and in its individual capacity); and further, the Depositors and if any directions are given by the Owners, the Owners shall hold the Trustees harmless, and the Trustees shall not be liable, for any consequences to such Depositors and if any directions are given by the Owners, the Owners resulting from any failure of the Depositors and if any directions are given by the Owners, the Owners to provide such indemnity. Without limiting the generality of the foregoing, neither Trustee shall be required to follow any direction of the Owners, the Administrator, the Majority Certificateholders or a Depositor with respect to actions to be taken or not taken after the occurrence of a default or event of default under any Related Trust Document or the Security Agreement and Guaranty, if the Trustees reasonably believe that such directions would cause them to incur any liability, loss, cost or expense (including legal fees and expenses), other than costs or expenses that are incurred in the ordinary course of Trustees’ performance of their obligations hereunder, unless the Owners, Administrator, Majority Certificateholders or Depositor have furnished the Trustees with indemnity reasonably satisfactory to it.
          (d) under no circumstances shall either Trustee be personally liable for indebtedness evidenced by or arising under any of the Related Trust Documents or the Security Agreement and Guaranty;
          (e) neither Trustee shall be personally responsible for or in respect of the validity or sufficiency of the Trust Certificates, the Security Agreement and Guaranty or this Master Trust Agreement or for the due execution hereof by the Depositors or for the form, character, genuineness, sufficiency, value or validity of any Trust Estate or for or in respect of the validity or sufficiency of the Related Trust Documents and the Security Agreement and Guaranty, other than, as to the Certificate Trustee, the Certificate Trustee’s due execution (in the name and on behalf of the Trust) and authentication of the Trust Certificates, and neither Trustee shall in any event assume or incur any personal liability, duty, or obligation to any Owner or other Person, other than as expressly provided for herein or in the Related Trust Documents or the Security Agreement and Guaranty to which the Trust is a party;

          (f) neither Trustee shall be personally liable for the default or misconduct of any Servicer, Custodian or the Administrator under or any other party to any of the Related Trust Documents, the Security Agreement and Guaranty or otherwise and shall not be personally liable for monitoring the performance of such Persons;
          (g) neither Trustee shall be under any personal obligation to exercise any of the rights or powers vested in it by this Master Trust Agreement, or to institute, conduct or defend any litigation under this Master Trust Agreement or otherwise or in relation to this Master Trust Agreement, the Security Agreement and Guaranty or any other Related Trust Document, at the request, order or direction of any of the Owners, Depositors or Administrators unless such Owners, Depositors or Administrators have offered to such Trustee (as such and in its individual capacity) security or indemnity satisfactory to it in its reasonable discretion against the costs, expenses and liabilities that may be incurred by it (as such and in its individual capacity) therein or thereby. The right of each Trustee to perform any discretionary act enumerated in this Master Trust Agreement and the Security Agreement and Guaranty or in any other Related Trust Document shall not be construed as a duty, and each Trustee shall not be personally answerable except to the Owners and the Trust for its own gross negligence, bad faith or willful misconduct in the performance of any such act;
          (h) notwithstanding any other provisions hereof to the contrary, the Trustees shall not be liable for any special, indirect, or consequential loss or damage of any kind whatsoever (including but not limited to lost profits) even if the Trustee has been advised of the likelihood of such loss or damage, and regardless of the form of action; and
          (i) to the extent that, at law or in equity, the Trustees have duties (including fiduciary duties) and liabilities relating thereto to the Trust or the Owners, it is hereby understood and agreed by the other parties hereto and the Owners that such duties and liabilities are replaced by the duties and liabilities of the Trustees expressly set forth in this Master Trust Agreement; provided, however, no provision of this Master Trust Agreement or any Trust Certificate may (i) eliminate the implied contractual covenant of good faith and fair dealing, or (ii) limit or eliminate liability for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing.
          SECTION 7.2 Furnishing of Documents. Each Trustee shall furnish to the Owners, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements, and any other instruments furnished to such Trustee under the Related Trust Documents, promptly upon written request therefor.
          SECTION 7.3 Representations and Warranties.
          Each Trustee in its individual capacity, as applicable, hereby represents and warrants to the Depositors, for the benefit of the Owners, as to itself that:
          1. The Certificate Trustee in its individual capacity hereby represents and warrants that it is a national banking association, validly existing and in good standing under the laws of the jurisdiction under which it was organized. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Master Trust Agreement.
          2. The Delaware Trustee in its individual capacity hereby represents and warrants that it is a Delaware banking corporation, validly existing and in good standing under the laws of the jurisdiction under which it was organized. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Master Trust Agreement.
          3. It has taken all corporate action necessary to authorize the execution and delivery by it of this Master Trust Agreement, and this Master Trust Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Master Trust Agreement on its behalf.
          4. The Master Trust Agreement has been, or, when executed and delivered will have been, duly authorized, validly executed and delivered by such Trustee and constitutes, a valid and binding agreement of such Trustee, enforceable against such Trustee in accordance with its terms, except to the extent that enforceability may (A) be subject to insolvency, reorganization, moratorium, or other similar laws, regulations or procedure of general applicability now or hereinafter in effect relating to or affecting creditor’s rights generally, (B) be limited by general principles of equity (whether considered in proceedings at law or in equity) and (C) neither the execution or the delivery by it of this Master Trust Agreement, nor the consummation by it of the transactions contemplated hereby, nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of such Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws.
          SECTION 7.4 Reliance; Advice of Counsel.
          (a) Neither Trustee shall incur any personal liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by an appropriate Person. Each Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any Person as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, each Trustee may for all purposes hereof rely on a certificate, signed by two officers of each Depositor, one of which shall be the chief financial, chief operating, or chief executive officer of the related Depositor together with the executed acknowledgement of the related Holder, as to such fact or matter and such certificate shall constitute full protection to such Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.
          (b) In the exercise or administration of the Trusts hereunder and in the performance of its duties and obligations under this Master Trust Agreement or the other Related Trust Documents, each Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and such Trustee shall not be personally liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by such Trustee in good faith and (ii) may consult with counsel, accountants and other skilled persons to be selected in good faith and retained or employed by it and the advice or any opinion of any such counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel. Each Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such persons.
          SECTION 7.5 Not Acting in Individual Capacity. Except as provided in Section 7.3, in accepting the Trusts hereby created, each of the Trustees acts solely as Trustee hereunder and not in its individual capacity, and all Persons having any claim against either Trustee by reason of the transactions contemplated by this Master Trust Agreement or any other Related Trust Document shall look only to the related Trust Estate for payment or satisfaction thereof.
          SECTION 7.6 Trustee Not Liable for Trust Certificates or Assets. The recitals contained herein and in the Trust Certificates (other than the execution by the Certificate Trustee of the related Trust Certificates on behalf of a Trust and the certificate of authentication by the Certificate Trustee, as applicable) shall be taken as the statements of the Depositors and the Certificateholders, and neither of the Trustees assumes any personal responsibility for the correctness thereof. Neither of the Trustees makes any representations as to the validity or sufficiency of this Master Trust Agreement, of any other Related Trust Document or of the Trust Certificates (other than as specified in Section 7.3 hereof), or of any Assets or related documents. Neither of the Trustees shall at any time have any personal responsibility or liability for or with respect to the legality, validity and enforceability of any Asset, or the perfection and priority of any security interest created by any Asset or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of any Trust Estate or its ability to generate the payments to be distributed to Owners pursuant to any agreement between the Depositor(s) and Huntington as Owners, including, without limitation: the origination, the existence, condition, ownership and servicing of any Asset; the existence and enforceability of any insurance thereon; the existence and contents of any Asset on any computer or other record thereof, the validity of the assignment of any Asset to the Trust or of any intervening assignment; the completeness of any Asset; the performance or enforcement of any Asset; the compliance by each of the Depositors with any warranty or representation made under any Related Trust Document or in any related document or the accuracy of any such warranty or representation or any action of the Servicer, the Custodian or any subservicer taken in the name of either Trustee.
          SECTION 7.7 Limitation of Liability. If either Trustee requests instruction from the Owner with respect to any action or omission in connection with this Master Trust Agreement, the Trustees shall be entitled (without incurring any liability therefor to the Owner or any other Person) to refrain from taking such action and continue to refrain from acting unless and until the Trustees shall have received written instructions from the Owner with respect to such request. Nothing in this Master Trust Agreement shall be deemed to require the Trustees to determine whether there are any prior or adverse interests in any Assets, including, without limitation, interests for which the Trustees may act as agent. The Trustees shall not be under any duty or obligation to inspect, review or examine any files or other information to determine that the contents thereof are genuine, enforceable or appropriate for the represented purpose or that any document has been actually recorded or that they are other than what they purport to be on their face. Upon receipt by the Trustees of the transfer documents required pursuant to Section 3.4 hereof from any pledgee of any Holder, such pledgee shall be the Owner of the Trust Certificate for all purposes under this Master Trust Agreement and the Trustees shall not follow any direction of the prior Certificateholder.
          SECTION 7.8 Patriot Act. In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering (“Applicable Law”), the Trustees are required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Trustees. Accordingly, each of the parties agrees to provide to the Trustees upon their request from time to time such identifying information and documentation as may be available for such party in order to enable the Trustees to comply with Applicable Law.
ARTICLE VIII
COMPENSATION OF TRUSTEES
          SECTION 8.1 Fees and Expenses. Each Trustee in its individual capacity shall receive from the Depositors, and to the extent not paid by the Depositors, from the Trusts as compensation for its services hereunder, such fees as have been separately agreed upon before the date hereof between the Depositor and the respective Trustee, and each Trustee in its individual capacity shall be entitled to be reimbursed by the Depositors, and to the extent not paid by the Depositors, from the Trusts, for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as each Trustee may employ in connection with the exercise and performance of its powers, rights or its duties hereunder or under the other Related Trust Documents and the Security Agreement and Guaranty.
          SECTION 8.2 Indemnification. The Depositors shall indemnify, defend and hold harmless (and to the extent the Depositors do not satisfy their obligations, the related Trust shall indemnify, defend and hold harmless) each Trustee in its individual capacity and its officers, directors, agents, employees, successors, assigns, agents and servants (collectively, the “Indemnified Parties”) from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, “Expenses”) which may at any time be imposed on, incurred by, or asserted against such Trustee or any Indemnified Party in any way relating to or arising out of this Master Trust Agreement, the other Related Trust Documents, the Trust Estates, the administration of the Trust Estates or the action or inaction of such Trustee hereunder, except to the extent such Expenses arise due to the gross negligence, bad faith or willful misconduct of such Indemnified Party. The indemnities, rights, and obligations contained in this Section and Section 8.1 shall survive the resignation or removal of such Trustee and shall survive the termination of this Master Trust Agreement, the Security Agreement and Guaranty and/or the Trusts.

          SECTION 8.3 Payments to the Trustees. For each Trust, any amounts paid to either of the Trustees pursuant to this Article VIII shall be deemed not to be a part of the Trust Estates immediately after such payment.
          SECTION 8.4 Lien on Trust Property. With respect to any Trust, the Trustees shall have a lien on the Trust Estate for that Trust for any amounts due hereunder from such Trust.
ARTICLE IX
TERMINATION OF MASTER TRUST AGREEMENT
          SECTION 9.1 Termination of Master Trust Agreement.
          (a) A Trust created hereunder shall dissolve, upon twenty (20) calendar days’ prior written notice from the Owners of such Trust to the Trustees. The bankruptcy, liquidation, dissolution, death or incapacity of any Owner shall not (x) operate to dissolve or terminate this Master Trust Agreement or any Trust, nor (y) entitle such Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the related Trust or related Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.
          (b) Except as provided in Section 9.1(a) above, no Depositor nor any Owner shall be entitled to revoke or terminate any Trust.
          (c) Notice of any dissolution of any Trust, specifying the date upon which the related Certificateholders shall surrender their Trust Certificates to the Certificate Registrar for cancellation by the Certificate Registrar, shall be given by the Certificate Trustee to the related Certificateholders mailed within five (5) Business Days of receipt by the Certificate Trustee of notice of such dissolution pursuant to Section 9.1(a) above. The Certificate Trustee shall give such notice to the Certificate Registrar (if other than the Certificate Trustee) at the time such notice is given to Certificateholders.
          In the event that all of the Certificateholders with respect to a Trust shall not surrender their Trust Certificates for cancellation as required by notice given pursuant to this Master Trust Agreement, all such Trust Certificates shall be deemed cancelled and the Certificate Trustee shall have no further obligation with respect thereto.
          (d) Upon the receipt of written notice from the applicable Owner of the completion of the winding up of a Trust, including the payment or reasonable provision for payment of all claims and obligation of the Trust in accordance with Section 3808 of the Statutory Trust Statute, the Delaware Trustee shall, at the expense of the Depositors and as directed by such Owner in such writing, cause the related Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute and upon filing, the Trust and this Master Trust Agreement (other than Sections 7.4, 7.5, 7.6 and 7.7, the second paragraph of Section 9.1(c) and Article VIII hereof) shall terminate with respect to a Trust, and be of no further force or effect.

ARTICLE X
SUCCESSOR TRUSTEES AND ADDITIONAL TRUSTEES
          SECTION 10.1 Eligibility Requirements for Trustees. Delaware Trustee in its individual capacity shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; Certificate Trustee in its individual capacity shall at all times be a national banking association; and each of the Delaware Trustee and the Certificate Trustee in their respective individual capacities shall at all times be banking corporations or associations authorized to exercise corporate powers having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authorities; and having (or having a direct or indirect parent which has) a long-term rating of at least “A” by S&P and “A-1” by Moody’s. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time either Trustee shall cease to be eligible in accordance with the provisions of this Section, the applicable Trustee shall resign immediately in the manner and with the effect specified in Section 10.2 hereof.
          SECTION 10.2 Resignation or Removal of Trustees. Each Trustee may at any time resign and be discharged from the Trusts hereby created by giving written notice thereof to the Certificateholders sixty (60) days prior to the effective date of such resignation or discharge date. Upon receiving such notice of resignation, the Aggregate Majority Certificateholders shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee, at the expense of the Depositors, may petition any court of competent jurisdiction for the appointment of a successor Trustee.
          If at any time either Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 hereof and shall fail to resign after written request therefor by the applicable Owners, or if at any time either Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of either Trustee or of its property shall be appointed, or any public officer shall take charge or control of either Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Aggregate Majority Certificateholders may remove such Trustee. If the Aggregate Majority Certificateholders shall remove a Trustee under the authority of the immediately preceding sentence, the Aggregate Majority Certificateholders shall promptly appoint a successor Trustee by written instrument in duplicate, one copy of which instrument shall be delivered to the outgoing Trustee so removed and one copy to the successor Trustee, and the Depositors shall pay all fees owed to the outgoing Trustee.
          Any resignation or removal of a Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to Section 10.3 hereof and, in the case of a removal, payment of all fees and expenses owed to the outgoing Trustee in its individual capacity. The Administrators shall provide notice of such resignation or removal of a Trustee to the Certificateholders.
          SECTION 10.3 Successor Trustees. Any successor Trustee appointed pursuant to Section 10.2 hereof shall execute, acknowledge and deliver to the Depositors and to its predecessor Trustee, with a copy to the Owners, an instrument accepting such appointment under this Master Trust Agreement, and thereupon shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Master Trust Agreement, with like effect as if originally named as such Trustee. The predecessor Trustee shall upon payment of fees and expenses payable to it in its individual capacity deliver to the successor Trustee all documents and statements and monies held by it under this Master Trust Agreement; and the Depositors and such predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties, and obligations.
          No successor Trustee shall accept appointment as provided in this Section 10.3 unless at the time of such acceptance such successor Trustee shall be eligible pursuant to Section 10.1 hereof.
          Upon acceptance of appointment by a successor Trustee pursuant to this Section, the Depositors shall mail notice of the successor of such Trustee to all Owners. If a Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the related Depositor.
          SECTION 10.4 Merger or Consolidation of Trustees. Any Person into which a Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which a Trustee in its individual capacity shall be a constituent entity, or any Person succeeding to all or substantially all of the corporate trust business of a Trustee in its individual capacity, shall be the successor of such Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding provided such Person shall be eligible pursuant to Section 10.1 hereof.
          SECTION 10.5 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Master Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of a Trust Estate or any Asset may at the time be located, and for the purpose of performing certain duties and obligations of a Trust pursuant to the Related Trust Documents, the Depositors and the Trustees acting jointly shall have the power and authority and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustees to act as co-Trustee, jointly with the Trustees, or separate trustee or separate trustees, of all or any part of a Trust Estate, and to vest in such Person, in such capacity, such title to the related Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Depositors and the Trustees may consider necessary or desirable. If the Depositors shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Trustees shall have the power to make such appointment. The compensation of such co-Trustee or separate trustee shall be payable by the Trust, the Depositors or pursuant to Article VIII, as applicable. No co-Trustee or separate Trustee under this Master Trust Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 hereof and no notice of the appointment of any co-trustee or separate Trustee shall be required pursuant to Section 10.3 hereof.
          Each separate Trustee and co-Trustee shall, to the extent permitted by law, be appointed and act subject to the following provision and conditions:
          1. all rights, powers, duties and obligations conferred or imposed upon the Trustees, as applicable, shall be conferred upon and exercised or performed by the Trustees, as applicable, and such separate Trustee or co-Trustee jointly (it being understood that such separate Trustee or co-Trustee is not authorized to act separately without the Trustees, as applicable, joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustees, as applicable, shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Trustee or co-Trustee, but solely at the direction of the Trustees, as applicable.
          2. no Trustee under this Master Trust Agreement shall be personally liable by reason of any act or omission of any other Trustee or co-Trustee under this Master Trust Agreement; and
          3. the Depositors and the Trustees acting jointly may at any time accept the resignation of or remove any separate Trustee or co-Trustee.
          Any notice, request or other writing given to the Trustees shall be deemed to have been given to the separate Trustees and co-Trustees, as if given to each of them. Every instrument appointing any separate Trustee or co-Trustee, other than this Master Trust Agreement, shall refer to this Master Trust Agreement and to the conditions of this Article. Each separate Trustee and co-Trustee, upon its acceptance of appointment, shall be vested with the estates specified in its instrument of appointment, either jointly with the Trustees or separately, as may be provided therein, subject to all the provisions of this Master Trust Agreement, specifically including every provision of this Master Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustees. Each such instrument shall be filed with the Trustees and a copy thereof given to the Depositors and the Owners.
          Any separate Trustee or co-Trustee may at any time appoint a Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Master Trust Agreement on its behalf and in its name. If any separate Trustee or co-Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the

Certificate Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.
ARTICLE XI
MISCELLANEOUS
          SECTION 11.1 Supplements and Amendments. This Master Trust Agreement may be amended by the Depositors and the Trustees, with the consent of the Holders of all the outstanding Trust Certificates, to cure any ambiguity, to correct or supplement any provisions in this Master Trust Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Master Trust Agreement.
          Any Trust Certificate may be amended from time to time by the Depositors and the Trustees, with the consent of the Holders of all the outstanding Trust Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Trust Certificate or of modifying in any manner the rights of the Owners of such Trust Certificate. Notwithstanding anything to the contrary herein, in no event shall any amendment to any Trust Certificate affect the terms or provisions of any other Trust created hereunder.
          The manner of obtaining such consents (and any other consents of Owners provided for in this Master Trust Agreement or in any other Related Trust Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustees may prescribe.
          Promptly after the execution of any amendment to a Certificate of Trust, the Depositors shall cause the filing of such amendment with the Secretary of State.
          Prior to the execution of any amendment to this Master Trust Agreement or a Certificate of Trust, the Trustees (as such and in their respective individual capacities) shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Master Trust Agreement and all conditions precedent contained in this Master Trust Agreement for the execution and delivery of such amendment have been met. Each Trustee (as such and in their respective individual capacities) may, but shall not be obligated to, enter into any such amendment which affects such Trustee’s own rights, duties or immunities under this Master Trust Agreement or otherwise. Notwithstanding any other provision herein or elsewhere, no amendment, supplement, waiver, or consent of or with respect to any of the Related Trust Documents that affects any right, power, authority, duty, benefit, protection, privilege, immunity, or indemnity of either Trustee (as such or in its respective individual capacity) shall be binding on such Trustee (as such or in its individual capacity) unless such Trustee (as such and in its individual capacity) shall have expressly consented thereto in writing.
          The terms of each Trust Certificate issued pursuant hereto are subject to all conditions, provisions, amendments and modifications of this Master Trust Agreement as it may at any time be amended or modified in accordance with the terms hereof. To the extent there are terms and conditions within a Trust Certificate that conflict with the Master Trust Agreement, the Trust Certificate shall control.
          SECTION 11.2 No Title to a Trust Estate in Owners. The Owners shall not have title to any part of any Trust Estate. The Owners shall be entitled to receive distributions with respect to their undivided ownership interest in the respective related Trust Estate only in accordance with the Forbearance Agreements and the related Loan Facility Documents. No transfer, by operation of law or otherwise, of any right, title, or interest of the Owners to and in their ownership interest in the related Trust Estate shall operate to terminate this Master Trust Agreement or the related Trust hereunder or entitle any transferee to an accounting or to the transfer to it of title to any part of such Trust Estate.
          SECTION 11.3 Limitations on Rights of Others. The provisions of this Master Trust Agreement are solely for the benefit of the Trustees, the Indemnified Parties, the Depositors and the Owners, and nothing in this Master Trust Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in a Trust Estate or under or in respect of this Master Trust Agreement, the Trust Certificates or any covenants, conditions or provisions contained herein.
          SECTION 11.4 Notices.
          (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices and communications shall be in writing and (i) personally delivered to the appropriate party, (ii) electronically mailed or delivered to the appropriate party, which shall be deemed given upon actual receipt by the intended recipient, (iii) telecopied (upon telephone confirmation of receipt thereof) with a copy delivered by overnight courier, which shall be deemed given upon telephone confirmation thereof, or (iv) mailed by certified mail, postage prepaid, return receipt requested, as follows: (x) if to a Trustee, its respective Corporate Trust Office, (y) (I) if to Franklin, 101 Hudson Street, Jersey City, New Jersey 07302, Attn: Chief Operating Officer, Telephone: 201.604.1800, with a copy to 101 Hudson Street, Jersey City, New Jersey 07302, Attn: Chief Legal Officer, Telephone: 201.604.1800, or (II) if to Tribeca, 101 Hudson Street, Jersey City, New Jersey 07302, Attn: Chief Operating Officer, Telephone: 201.604.1800, with a copy to 101 Hudson Street, Jersey City, New Jersey 07302, Attn: Chief Legal Officer, Telephone: 201.604.1800, in each case with a copy to Thacher Proffitt & Wood, LLP, 1700 Pennsylvania Ave., NW, Suite 800, Washington, D.C. 20006, Attn: Stephen Ornstein, Telephone: 202.626.5646 or (z) as to each such party, at such other address, telecopy number and telephone number as shall be designated by such party in a written notice to each other party. Notwithstanding the foregoing, the delivery of any default notices hereunder shall be provided solely by the means described in items (i) or (iv) above.
          (b) Except where electronic transmission of a notice is permitted under Section 11.4(a) hereof, any notice required or permitted to be given to an Owner shall be given by first-class mail, postage prepaid, at the address of such Owner as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Master Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Owner receives such notice.

          (c) Notwithstanding anything contained in this Agreement to the contrary, if the Certificate Trustee shall receive directions from the Administrator which are inconsistent with directions received by the Certificate Trustee from the Owner, the Certificate Trustee shall only follow the directions of the Owner. The Certificate Trustee may conclusively rely on any directions described in this paragraph and shall have no duty to verify or independently determine the accuracy of the information received by it with respect thereto.
          SECTION 11.5 Severability. Any provision of this Master Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
          SECTION 11.6 Separate Counterparts. This Master Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.
          SECTION 11.7 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositors, the Trustees and their successors and each Owner and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by an Owner, the Depositors, or an Administrator shall bind the successors and assigns of such Owner, Depositor, or Administrator.
          SECTION 11.8 No Petition. The Trustees, by entering into this Master Trust Agreement, and each Owner, by accepting a Trust Certificate, hereby covenant and agree that they will not at any time institute against any Trust, or join in any institution against any Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or law in connection with any obligations relating to the Trust Certificates, this Master Trust Agreement or any other Related Trust Documents.
          SECTION 11.9 No Recourse. Each Owner by accepting a Trust Certificate acknowledges that such Owner’s Trust Certificate represents a beneficial interest in the related Trust only and does not represent an interest in or an obligation of the Depositors, the Trustees or any Affiliate thereof and no recourse may be had against such Persons or their assets, except as may be expressly set forth or contemplated in this Master Trust Agreement, the related Trust Certificates, the other Related Trust Documents or any Loan Facility Document to which they are a party.
          SECTION 11.10 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
          SECTION 11.11 GOVERNING LAW. THIS MASTER TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH

THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
          SECTION 11.12 Entire Agreement. With respect to each Trust created hereunder, the Master Trust Agreement and the Trust Certificates representing 100% Percentage Interests in such Trust shall constitute the governing instrument of such Trust. The parties hereto acknowledge that they have read this Master Trust Agreement, understand it and agree to be bound by its terms, and further agree that this Master Trust Agreement and such Trust Certificates constitute the entire agreement among the parties with respect to the subject matter hereof and supersedes all previous agreements, promises, or representations.
          SECTION 11.13 Survival. All representations, warranties, indemnities and covenants of the parties contained in this Master Trust Agreement shall continue in full force and effect and shall survive notwithstanding the full payment of all amounts due hereunder or the expiration or earlier termination of this Master Trust Agreement.
[Signature Page Follows]

          IN WITNESS OF, the parties hereto have caused this Master Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

FRANKLIN CREDIT MANAGEMENT CORPORATION,
as a Depositor

By:	/s/ Alexander Gordon Jardin

Name: Alexander Gordon Jardin
Title: Chief Executive Officer

TRIBECA LENDING CORP.,
as a Depositor

By:	/s/ Alexander Gordon Jardin

Name: Alexander Gordon Jardin
Title: Chief Executive Officer

DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Certificate Trustee

By:	/s/ Hang Luu

Name: Hang Luu
Title: Authorized Signer

By:	/s/ Ronaldo Reyes

Name: Ronaldo Reyes
Title: Vice President

DEUTSCHE BANK TRUST COMPANY DELAWARE,
as Delaware Trustee

By:	/s/ Elizabeth B. Ferry

Name: Elizabeth B. Ferry
Title: Assistant Vice President

By:	/s/ David Dwyer

Name: David Dwyer
Title: Vice President
Master Trust Agreement

Exhibit 10.2
SCHEDULE 1
LOCKBOX ACCOUNTS
1. Address for Mailing of Checks or other Instruments (Lockbox):
Franklin Credit Management Corp.
P.O. Box 620444
Indianapolis, IN 46262-0444
2. Wire Transfer Instructions:
The Huntington National Bank
41 S. High Street
Columbus, OH 43215
Franklin Credit Mgmt Corp- General Depository
ABA: 044000024
Acct. Number: 01899710607

Exhibit 10.2
EXHIBIT A
[FORM OF CERTIFICATE]
THE INTEREST IN THE TRUST REPRESENTED BY THIS TRUST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THIS TRUST CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER HEREOF ONLY TO (I) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) AN INSTITUTIONAL “ACCREDITED INVESTOR”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
[FRANKLIN CREDIT TRUST SERIES]/ [TRIBECA LENDING TRUST SERIES] [ROMAN NUMERIC IDENTIFIER]
[FRANKLIN CREDIT TRUST SERIES]/ [TRIBECA LENDING TRUST SERIES] [ROMAN NUMERIC IDENTIFIER] TRUST CERTIFICATES

Number	Dated:
Percentage Interest:

Registered Holder

          This Trust Certificate has been issued by [FRANKLIN CREDIT TRUST SERIES]/ [TRIBECA LENDING TRUST SERIES] [ROMAN NUMERIC IDENTIFIER], a statutory trust duly formed and existing under the laws of the State of Delaware (the “Trust”). The Trust was created pursuant to a master trust agreement, dated as of December 15, 2008 (the “Master Trust Agreement”) by and among [                    ], a                      corporation, as a depositor (the “Depositor”), [                    ], a                      corporation, as a depositor, Deutsche Bank National Trust Company, a national banking association, as Certificate Trustee (not in its individual capacity but solely as Certificate Trustee, in such capacity, the “Certificate Trustee”) and Deutsche Bank Trust Company Delaware, a Delaware banking corporation, as Delaware Trustee, (not in its individual capacity but solely as Delaware Trustee, in such capacity, the “Delaware Trustee” and, collectively with the Certificate Trustee, the “Trustees”). Terms capitalized herein and not otherwise defined herein shall have their respective meanings as set forth in the Master Trust Agreement. The Master Trust Agreement and the Trust Certificates representing 100% Percentage Interests in the Trust shall constitute the governing instrument of the Trust. This Trust Certificate is issued pursuant to and entitled to the benefits of the Master Trust Agreement. To the extent there are terms and conditions within a Trust Certificate that conflict with the Master Trust Agreement, the Trust Certificate shall control.
          The Depositor has caused the filing of the Certificate of Trust for [FRANKLIN CREDIT TRUST SERIES]/ [TRIBECA LENDING TRUST SERIES] [ROMAN NUMERIC IDENTIFIER] and has provided a copy of such Certificate of Trust with evidence of filing to the Certificate Trustee. From time to time (each, a “Transfer Date”), the Depositor shall assign, transfer, convey and set over to the Trust the Depositor’s Record Title (as more fully identified and described in the related Asset Transfer Notices) in, to, and under certain assets (the “Transferred Assets”). Such transfer and conveyance shall be made without recourse to the Depositor. The parties hereto intend that the assignment, transfer, conveyance and setting over of the Transferred Assets shall make the Transferred Assets part of the Trust Estate. As of each Transfer Date and thereafter, the Custodian shall hold the Transferred Assets in trust for the Trust and shall act only in accordance with the terms of the Custodial Agreement.
          This Trust Certificate is one of a duly authorized issue of certificates of the Trust, designated as its [FRANKLIN CREDIT TRUST SERIES]/ [TRIBECA LENDING TRUST SERIES] [ROMAN NUMERIC IDENTIFIER] Trust Certificates (the “Trust Certificates”), all issued under the Master Trust Agreement. This certifies that the registered holder named above is the registered owner of the Percentage Interest set forth above of the beneficial ownership interests in the Trust evidenced by the Trust Certificates. Reference is hereby made to the Master Trust Agreement for a statement of the respective rights thereunder of the Trustees and the Certificateholders, and the terms upon which the Trust Certificates are authenticated and delivered.
          As provided in the Master Trust Agreement and subject to certain limitations therein set forth, the transfer of this Trust Certificate may be registered on the Certificate Register of the Trust, upon surrender of this Trust Certificate for registration of transfer at the office or agency designated by the Trust pursuant to the Master Trust Agreement, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Trust Certificates of authorized denominations and of the same class and aggregate Percentage Interest as the surrendered Trust Certificate will be issued to the designated transferee or transferees.
          Each of the Trustees and any Certificateholders may treat the person in whose name this Trust Certificate is registered as the owner thereof for all purposes, whether or not this Trust Certificate is overdue, and none of the Trustees or any such Certificateholder shall be affected by notice to the contrary.

          A Holder may pledge all of its interest in a Trust Certificate without the consent of the Depositors or the Trustees or delivery of the items specified in clauses (i) and (ii) of the third paragraph of Section 3.4 of the Master Trust Agreement.
          It is understood and agreed by the Holder of this Trust Certificate that (a) this Trust Certificate is being executed and delivered on behalf of the Trust by the Certificate Trustee in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by either Trustee but is made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on either Trustee, individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by the Holder hereof and by any person claiming by, through or under the Holder hereof, and (d) under no circumstances shall either Trustee be personally liable for the payment of any indebtedness or expense of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Trust Certificate or the Master Trust Agreement.
          Notwithstanding any provision in this Trust Certificate or the Master Trust Agreement to the contrary, no provision of this Trust Certificate or the Master Trust Agreement may (i) eliminate the implied contractual covenant of good faith and fair dealing, or (ii) limit or eliminate liability for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing.
          This Trust Certificate and the Master Trust Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware, without regard to the conflict of law provisions thereof.
          Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Master Trust Agreement, or be valid or obligatory for any purpose.
[Signature Page Follows]

          IN WITNESS WHEREOF, [FRANKLIN CREDIT TRUST SERIES]/ [TRIBECA LENDING TRUST SERIES] [ROMAN NUMERIC IDENTIFIER] and the parties to the Master Trust Agreement have caused this Trust Certificate to be duly executed.

[FRANKLIN CREDIT TRUST SERIES] / [TRIBECA LENDING TRUST SERIES] [ROMAN NUMERIC IDENTIFIER]
By:	DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as Certificate Trustee under the Master Trust Agreement

By:
Authorized Signatory
CERTIFICATE OF AUTHENTICATION
          This is one of the Trust Certificates referred to in the within-mentioned Master Trust Agreement.

DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as Certificate Trustee under the Master Trust Agreement
By:
Authorized Signatory

EXHIBIT B
FORM OF CERTIFICATE OF TRUST
CERTIFICATE OF TRUST
OF
[FRANKLIN CREDIT TRUST SERIES]/[TRIBECA LENDING TRUST SERIES] [ROMAN NUMERIC IDENTIFIER]
     THIS CERTIFICATE OF TRUST OF [FRANKLIN CREDIT TRUST SERIES]/ [TRIBECA LENDING TRUST SERIES] [ROMAN NUMERIC IDENTIFIER] (the “Trust”) is being duly executed and filed by the undersigned on behalf of the Trust to form a statutory trust under the Statutory Trust Statute (12 Del. C. §§3801 et seq.) (the “Act”).
1.	Name. The name of the statutory trust being formed is [FRANKLIN CREDIT TRUST SERIES]/[TRIBECA LENDING TRUST SERIES] [ROMAN NUMERIC IDENTIFIER].

2.	Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is as follows:
Deutsche Bank Trust Company Delaware
1011 Centre Road
Suite 200
Wilmington, Delaware 19805
     IN WITNESS WHEREOF, each of the undersigned has executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as Certificate Trustee of the Trust
By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Delaware Trustee of the Trust
By:
Name:
Title:

B-1

EXHIBIT C
FORM OF TRANSFEREE LETTER
Deutsche Bank National Trust Company
c/o DB Services Tennessee
648 Grassmere Park Road
Nashville, Tennessee 37211-3658
Attention: Transfer Unit
Re:	[FRANKLIN CREDIT TRUST SERIES]/ [TRIBECA LENDING TRUST SERIES] [ROMAN NUMERIC IDENTIFIER] Trust Certificates (the “Certificates”)
Ladies and Gentlemen:
This letter is delivered in connection with the purchase by the undersigned (the “Purchaser”) of Trust Certificates representing a [      ] % percentage interest in the [FRANKLIN CREDIT TRUST SERIES]/ [TRIBECA LENDING TRUST SERIES] [ROMAN NUMERIC IDENTIFIER].
In connection with such purchase, the undersigned hereby confirms that:
     (i) The undersigned is (A) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and is aware that the seller of the Trust Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring such Trust Certificate for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act or (B) an institutional “accredited investor” within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act (an “Institutional Accredited Investor”) that is acquiring such Trust Certificates for its own account, or for the account of such an Institutional Accredited Investor, for investment purposes and not with a view to, or for offer or sale in connection with any distribution in violation of the Securities Act.
     (ii) The undersigned understands that the Trust Certificates have not been and will not be registered under the Securities Act and may be offered, sold or otherwise transferred only to a person whom the seller reasonably believes is (A) a qualified institutional buyer or (B) an Institutional Accredited Investor, and in accordance with any applicable securities laws of any state of the United States.
     (iii) The undersigned understands that the Trust Certificates bear a legend to the following effect:
     “THE INTEREST IN THE TRUST REPRESENTED BY THIS TRUST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. THIS TRUST CERTIFICATE MAY BE DIRECTLY OR

INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER HEREOF ONLY TO (I) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (II) AN INSTITUTIONAL “ACCREDITED INVESTOR”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”
     (iv) The undersigned hereby represents and warrants to the Trustees and the Certificate Registrar and any of their respective successors that the Prospective Owner is not (A) an “employee benefit plan” within the meaning of Section 3(3) of ERISA, or (B) a “plan” within the meaning of Section 4975(e)(1) of the Code or (C) an entity, including an insurance company separate account or general account, whose underlying assets include plan assets by reason of a plan’s investment in the entity (each, a “Benefit Plan Investor”) and is not directly or indirectly purchasing such Trust Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with the assets of a Benefit Plan Investor.
     (v) The undersigned hereby undertakes to be bound by the terms and conditions of the Master Trust Agreement in its capacity as an Owner of the Trust Certificates in all respects as if it were a signatory thereto. This undertaking is made for the benefit of the Trustees, the Certificate Registrar and all Holders of the Certificates present and future.
     (vi) Check one of the following:
     ☐ The Undersigned is a “U.S. Person” and it has attached hereto an Internal Revenue Service (“IRS”) Form W-9 (or successor form). The Undersigned’s taxpayer identification number is [                    ].
     ☐ The Undersigned is not a “U.S. Person” and under applicable law in effect on the date hereof, no taxes will be required to be withheld by the Trustee (or its agent) with respect to distributions to be made on the Trust Certificates. The Undersigned has attached hereto either (i) a duly executed IRS Form W-8 BEN (or successor form), which identifies such Undersigned as the beneficial owner of the Trust Certificates and states that such Undersigned is not a U.S. Person or (ii) two duly executed copies of IRS Form W-8ECI (or successor form), which identify such Undersigned as the beneficial owner of the Trust Certificates and state that interest and original issue discount on the Trust Certificates are, or are expected to be, effectively connected with a U.S. trade or business. The Undersigned agrees to provide to the Certificate Registrar updated IRS Forms W-8

BEN or IRS Forms W-8ECI, as the case may be, any applicable successor IRS forms, or such other certifications as the Certificate Registrar may reasonably request, on or before the date that any such IRS form or certification expires or becomes obsolete, or promptly after the occurrence of any event requiring a change in the most recent IRS form of certification furnished by it to the Certificate Registrar.
     For the purpose of paragraph 6, “U.S. Person” means a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States or any of its political subdivisions, an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if (i) a U.S. court is able to exercise primary supervision over the trust administration and (ii) one or more U.S. persons have the authority to control all of the trust’s substantial decisions.
     (vii) Please make all payments due on the Trust Certificates:
     Please select (a) or (b)
          [(a)] by wire transfer to the following account at a bank or entity in the United States, having appropriate facilities therefor:
     Account number:
     Institution:
          [(b)] by mailing a check to the following address:
     (viii) All notices to the Holder of the Trust Certificates should be sent to the following address and facsimile number:

          We acknowledge that the addressees hereof, the Trustees and others will rely on our confirmations, acknowledgments and agreements set forth herein.
          THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATION LAW THEREOF.

Very truly yours,

[Name of Prospective Transferee]

By:

Name:

Title:

Dated:

EXHIBIT D
FORM OF ASSET TRANSFER NOTICE
Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, California 92705-4934
Attention: Trust Administration – FM0801
          Re: Funding of Additional Transferred Assets – [FRANKLIN CREDIT TRUST SERIES]/ [TRIBECA LENDING TRUST SERIES] [ROMAN NUMERIC IDENTIFIER]
Ladies and Gentlemen:
          Reference is hereby made to that certain Master Trust Agreement dated as of December 15, 2008 (the “Trust Agreement”) by and among [                    ], as a depositor (the “Depositor”), [                    ], as a depositor, Deutsch Bank National Trust Company, as Certificate Trustee and Deutsche Bank Trust Company Delaware, as Delaware Trustee. Defined terms used but not defined herein shall have the meaning ascribed thereto in the Trust Agreement.
          This is to confirm that pursuant to Section 2.5 of the Trust Agreement, on [DATE OF TRANSFER], the undersigned caused to be deposited into the [FRANKLIN CREDIT TRUST SERIES]/ [TRIBECA LENDING TRUST SERIES] [ROMAN NUMERIC IDENTIFIER] Record Title of the assets identified and described on Schedule A attached hereto (the “Assets”).
          The legal documents for such Assets shall be held by [                    ] as custodian (the “Custodian”). The Servicer for the Assets shall be [                    ].
          Concurrently herewith, the undersigned will cause to be delivered to you copies of the following documents pertaining to the acquisition of the Assets (such documents constituting the Related Trust Documents): (i) the Custodial Agreement dated as of [                    ] among the Depositor,                     , and                     , and (ii) a Trust Receipt signed by the Custodian.
Very truly yours,
[                    ]

By:
Name:
Title:

D-1

EXHIBIT E
FORM OF RELEASE NOTICE
[                    ] __, 200[_]
[Custodian]
[Address]
[Attention: ]
With a copy to:
Deutsche Bank National Trust Company, as Certificate Trustee
1761 East St. Andrew Place
Santa Ana, California 92705-4934
Attention: Trust Administration – FM0801
Re: Release and Transfer of certain Assets from Franklin Credit Trust Series [ ] to [ ]
Ladies and Gentlemen:
     Reference is hereby made to that certain Master Trust Agreement dated as of December 15, 2008 (the “Trust Agreement”) by and among [                    ], as a depositor, [                    ], as a depositor (each a “Depositor” and collectively the “Depositors”), Deutsche Bank National Trust Company, as certificate trustee (the “Certificate Trustee”) and Deutsche Bank Trust Company Delaware, as Delaware trustee (the “Delaware Trustee”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Trust Agreement.
     The Certificateholder hereby directs the Custodian to release the assets identified on Schedule A attached hereto (the “Assets”) from the Franklin Credit Trust Series [_] as of the date hereof and simultaneously with such release the Certificateholder deposits such Assets immediately into the Franklin Credit Trust Series [_] pursuant to the Asset Transfer Notice attached hereto as Exhibit 1.
[SIGNATURE PAGE FOLLOWS]

Very truly yours, [ ], as Certificateholder
By:
Name:
Title:

ACKNOWLEDGED AND AGREED: [ ] as Custodian
By:
Name:
Title:

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Certificate Trustee
By:
Name:
Title:

SCHEDULE A TO EXHIBIT E
ASSET SCHEDULE

[EXHIBIT 1 TO EXHIBIT E
ASSET TRANSFER NOTICE]